EXHIBIT 10.2

FIRST AMENDMENT
TO
AMENDED AND RESTATED
PROPERTY MANAGEMENT AND LEASING AGREEMENT
This First Amendment to the Amended and Restated Property Management and Leasing Agreement (the “Amendment”) is made and entered into on this 6th day of June, 2014 and shall be effective as of January 1, 2014 by and among Behringer Harvard Opportunity REIT II, Inc., a Maryland corporation (the “Company”), Behringer Harvard Opportunity OP II LP, a Texas limited partnership (the “Operating Partnership”), Behringer Harvard Opportunity II Management Services, LLC, a Texas limited liability company (“BHOMS”), Behringer Harvard Real Estate Services, LLC, a Texas limited liability company (“BHRES”), and HPT Management Services LP, a Texas limited partnership (“HPT” and collectively with BHOMS and BHRES, the “Manager”), and Behringer Harvard 1875 Lawrence, LLC, a Delaware limited liability company, Gardens Medical Pavilion, LLC, a Florida limited liability company, Behringer Harvard EU Opportunity I B.V., a Netherlands limited company, BHOPII Alte Jacobstraße GmBH, a German company, Behringer Harvard Arbors, LLC, a Delaware limited liability company, Behringer Harvard/Scion UGA, LLC, a Delaware limited liability company, 22 Exchange Student Housing, LLC, a Delaware limited liabilitiy company, TPBH Babcock Self Storage, Ltd., a Texas limited partnership, SL Parkside Apts, LLC, a Delaware limited liability company, Behringer Harvard Margate, LLC, a Delaware limited liability company, and 9727 Touchton Road, LLC, a Delaware limited liability company (each, individually, an “SPE” and, collectively, the “SPEs”). The Company, BH OP, BHOMS, BHRES and HPT together with the SPEs shall be called the “Parties.”
WHEREAS, the Company, the Operating Partnership, and BHOMS previously entered into that certain Amended and Restated Property Management and Leasing Agreement dated August 13, 2008 (the “Agreement”).
WHEREAS, BHRES, HPT, and each SPE became a party to the Agreement pursuant to the execution of a partial assignment and assumption of the Agreement.
NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound hereby, do hereby agree, as follows:
1.    Defined Terms. Any term used herein that is not otherwise defined herein shall have the meaning ascribed to such term as provided in the Agreement.
2.    Amendment to Section 5.1. Section 5.1 of the Agreement is hereby deleted in its entirety and replaced with the following:
5.1    Management Fees. Owner shall pay Manager property management fees in an amount equal to four percent (4.0%) of Gross Revenues (the “Management Fee”) on a monthly basis from the income received from the Properties over the term of this Management Agreement. Certain of these Properties may be owned by Joint Ventures. When the Manager is not paid by the Joint Venture directly in respect of its services, the applicable Management Fee or Oversight Fee (as defined below) to be paid by the Owner will be calculated by multiplying the Management Fee by the Economic Interest Percentage owned directly or indirectly by the Owner in that Property. In the event that Owner contracts directly with a third-party property manager not affiliated with the Manager in respect of a Property for which the Owner, in its sole discretion, has the ability to appoint or hire the Manager, Owner shall pay Manager an oversight fee (“Oversight Fee”) equal to one-half of one percent (0.5%) of Gross Revenues. In no event will Owner pay both a Management Fee and an Oversight Fee to Manager with respect to any Property. If Manager subcontracts its responsibilities hereunder to another person or entity, Manager shall be solely responsible for the payment to the third party. The Management Fee includes the reimbursement of the specified cost incurred by the Manager of engaging another person or entity to perform Manager’s responsibilities hereunder; provided, however, that Manager shall be responsible for payment of all amounts to these third parties. Nothing herein shall prevent Manager from entering fee-splitting arrangements with third parties with respect to the Management Fee.
3.    Continuing Effect. Except as otherwise set forth in this Amendment, the terms of the Agreement shall continue in full force and effect and shall not be deemed to have otherwise been amended, modified, revised or altered.
4.    Counterparts. The Parties agree that this Amendment has been or may be executed in several counterparts, each of which shall be deemed an original, and all counterparts shall together constitute one and the same instrument.

IN WITNESS WHEREOF, the Parties have duly executed this Amendment as of the 6th day of June 2014.
BEHRINGER HARVARD OPPORTUNITY REIT II, INC.

By: /s/ Michael J. O’Hanlon
Michael J. O’Hanlon
Chief Executive Officer and President

BEHRINGER HARVARD OPPORTUNITY OP II, LP

By: BHO II, Inc.,
its general partner

By: /s/ Michael J. O’Hanlon
Michael J. O’Hanlon
Chief Executive Officer and President

BEHRINGER HARVARD OPPORTUNITY II MANAGEMENT SERVICES, LLC

By: /s/ Michael J. O’Hanlon
Michael J. O’Hanlon
Chief Executive Officer and President

BEHRINGER HARVARD REAL ESTATE SERVICES, LLC

By: /s/ Robert S. Aisner
Robert S. Aisner
Chief Executive Officer and President

HPT MANAGEMENT SERVICES LP

By: /s/ Robert S. Aisner
Robert S. Aisner
Chief Executive Officer and President

BEHRINGER HARVARD 1875 LAWRENCE, LLC

By: /s/ Michael J. O’Hanlon
Michael J. O’Hanlon
Chief Executive Officer and President

GARDENS MEDICAL PAVILION, LLC

By: /s/ Michael J. O’Hanlon
Michael J. O’Hanlon
Chief Executive Officer and President

BEHRINGER HARVARD EU OPPORTUNITY I B.V.

By: /s/ Michael J. O’Hanlon
Michael J. O’Hanlon
Its Authorized Reprentative

BHOPII ALTE JACOBSTRAßE GMBH

By: /s/ Johannes Neutard
Johannes Neutard
Managing Director

BEHRINGER HARVARD ARBORS, LLC

By:	Harbor Town Apartments
Its managing member
By:    FinPar Harbor Town/Memphis, L.L.C.
Its managing member

By: /s/ C. Harris Haston
C. Harris Haston
Authorized Member

BEHRINGER HARVARD/SCION UGA, LLC

By:	Scion Athens Investors LLC,
its Managing Member

By:	Scion Operating Manager LLC,
its Manager

By: /s/ Robert D. Bronstein
Robert D. Bronstein
Manager

22 EXCHANGE STUDENT HOUSING, LLC

By:	22 Exchange, LLC
its Sole Member

By: /s/ Michael J. O’Hanlon
Michael J. O’Hanlon
Chief Executive Officer and President

TPBH BABCOCK SELF STORAGE, LTD.

By:	TTSP Storage General Partner, LLC
its General Partner

By: /s/ Stephen A. Pyhrr
Stephen A. Pyhrr
Manager

SL PARKSIDE APTS, LLC

By:	SL Parkside Holding, LLC
its Managing Member

By: /s/ Michael J. O’Hanlon
Michael J. O’Hanlon
Chief Executive Officer and President

BEHRINGER HARVARD MARGATE, LLC

By:	Margate Peak, LLC
its Managing Member

By: /s/ Luke Simpson
Luke Simpson
Manager

9727 TOUCHTON ROAD, LLC

By:	9727 Touchton Road Holding, LLC
its Managing Member

By: /s/ Michael J. O’Hanlon
Michael J. O’Hanlon
Chief Executive Officer and President